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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 25, 2003


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-8598                 75-0135890
       (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



                    P.O. BOX 655237, DALLAS, TEXAS 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                                      NONE.
         (Former name or former address, if changed since last report.)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Earnings Press Release dated July 25, 2003

                  99.2 Monthly Statistical Report Press Release dated July 25, 2003

ITEM 9.    REGULATION FD DISCLOSURE.

On July 25, 2003, Belo Corp. announced its consolidated financial results for the second quarter ended June 30, 2003. On July 25, 2003, the company also issued a press release announcing the company's monthly statistical report for the month and quarter ended June 30, 2003. Copies of these press releases are furnished with this report as exhibits to Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 25, 2003

                                       BELO CORP.



                                       By:      /s/ Carey P. Hendrickson
                                           -------------------------------------
                                           Carey P. Hendrickson
                                           Vice President/Investor Relations


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                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------
99.1                Earnings Press Release dated July 25, 2003

99.2                Monthly Statistical Report Press Release dated July 25, 2003